Exhibit 10(17)

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is executed effective as of February 13, 2008 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), and Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

A.         Borrower and Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 25, 2006 (as heretofore amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).

B.         Borrower has requested that Administrative Agent amend certain terms and provisions of the Agreement.

C.         Borrower and Administrative Agent have agreed, upon the following terms and conditions, to amend the Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

Section 2. Amendments to Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Agreement is hereby amended as set forth below.

(a)         Section 6.12(d) of the Agreement is amended to read in its entirety as follows:

“(d) Capital Expenditures. Not to make Capital Expenditures on a consolidated basis in an amount in excess of (i) $14,000,000 during any fiscal year ending before February 28, 2009, (ii) $22,000,000 during the fiscal year ending on February 28, 2009, and (iii) $20,000,000 during any fiscal year ending after February 28, 2009.”

(b)         Schedule 5.13 to the Agreement is deleted and replaced by Schedule 5.13 attached hereto.

(c)         The notice information for AZZ incorporated contained in Schedule 10.02 to the Agreement is deleted and replaced by the following:

“AZZ incorporated:

One Museum Place

3100 West 7th Street

Fort Worth, TX 76107

Attention: Mr. Dana L. Perry

Telephone: (817) 810-0095

Telecopier: (817) 336-5354

Electronic Mail: danaperry@azz.com

Website Address: www.azz.com

U.S. Taxpayer Identification Number: 75-0948250”

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(d)         Section IV. of Schedule 2 of Exhibit D to the Agreement is deleted and replaced by the following:

“IV. Section 6.12(d) - Capital Expenditures.

A.	Capital Expenditures during current fiscal year to Statement Date:	$

B.	Maximum permitted Capital Expenditures (select applicable amount):	[$14,000,000]
[$22,000,000]
[$20,000,000]

C.	Excess (deficiency) for covenant compliance (Line IV.B - IV.A):	$ ”

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:

(a)         this Amendment, duly executed by Borrower, each Guarantor and Administrative Agent;

(b)         if requested by Administrative Agent, a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(c)          (i) if requested by Administrative Agent, for Borrower and each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of Borrower or such Guarantor, approving and authorizing the execution, delivery and performance by Borrower or such Guarantor of this Amendment and the transactions contemplated hereby, certified by a Responsible Officer of Borrower or such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, accompanied by a certificate from the general partner or other appropriate managing partner;

(d)         if requested by Administrative Agent, a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment; and

(e)         such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to Administrative Agent as set forth below.

(a)         The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the transactions contemplated hereby, and the Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, member, partner, security holder or creditor of Borrower or such Guarantor, (ii) violate or conflict with any provision of Borrower’s or such Guarantor’s Articles of Incorporation, Bylaws, partnership agreement, limited liability company agreement, or other organizational documents, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower or such Guarantor, (iv) violate any Laws applicable to Borrower or such Guarantor (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or any other material agreement to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound or affected.

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(b)         No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower or any Guarantor of this Amendment and the transactions contemplated hereby, and the Agreement, as amended hereby.

(c)         Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)         The representations and warranties of Borrower contained in Article V of the Agreement are true and correct as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).

(e)         No Default or Potential Default exists or would result from the effectiveness of this Amendment.

(f)         Borrower and each Guarantor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.

Section 5. Reference to and Effect on Loan Documents.

(a)         On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended and modified by this Amendment.

(b)         Except as specifically amended hereby, all provisions of the Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)         Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

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Section 6. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments, agreements and Loan Documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when executed by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents. Delivery of an executed counterpart hereof by fax shall be effective as the delivery of a manually executed counterpart hereof.

Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 9. ENTIRETY. THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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AZZ incorporated

By:	/s/ Dana Perry
Dana Perry, Vice President
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Allison W. Connally
Name: Allison W. Connally Title: Senior Vice President
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Allison W. Connally
Name: Allison W. Connally Title: Senior Vice President

Signature Page to AZZ Fourth Amendment

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.

GUARANTORS:

AAA GALVANIZING - JOLIET, INC.

AAA GALVANIZING - DIXON, INC.

AAA GALVANIZING - CHELSEA, INC.

AAA GALVANIZING - HAMILTON, INC.

AAA GALVANIZING - PEORIA, INC.

AAA GALVANIZING - WINSTED, INC.

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. - MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT SYSTEMS, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING

            COMPANY

ELECTRICAL POWER SYSTEMS, INC.

WITT GALVANIZING - CINCINNATI, INC.

WITT GALVANIZING - MUNCIE, INC.

WITT GALVANIZING - PLYMOUTH, INC.

Signature Page to AZZ Fourth Amendment

AZTEC MANUFACTURING PARTNERSHIP,

      LTD.

By: AZZ GROUP, LP, its General Partner

            By: AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING - WASKOM

      PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

            By: AZZ GP, LLC, its General Partner

RIG-A-LITE PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

            By: AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS

      PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

            By: AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO.

      PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

            By: AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By: AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

AZZ HOLDINGS, INC.

By:       /s/ Dana L. Perry

            Dana L. Perry, Secretary of each of the

            foregoing entities

Signature Page to AZZ Fourth Amendment